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                                                                   Exhibit 10(a)


[Sutherland, Asbill & Brennan LLP letterhead]



                    CONSENT OF SUTHERLAND, ASBILL & BRENNAN LLP

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Post-Effective Amendment No. 12 to Form N-4 (File No. 33-43773) for Merrill Lynch Life Variable Annuity Separate Account A of Merrill Lynch Life Insurance Company. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                                        /s/Sutherland, Asbill & Brennan LLP
                                        ----------------------------------------
                                        SUTHERLAND, ASBILL & BRENNAN LLP


Washington, D.C.
April 29, 1998